UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 12, 2022

(Date of earliest event reported:  August 12, 2022)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

In connection with discussions with certain of Revlon, Inc.’s (“Revlon” and together with its wholly-owned operating subsidiary, Revlon Consumer Products Corporation, the “Company”) lenders regarding the Company’s previously disclosed pending Chapter 11 bankruptcy cases and related debtor-in-possession facilities (“DIP”), the Company provided various materials to such lenders, including the information set forth below (collectively, the “Cleansing Information”):

•	Cash flow forecast information for the Company and Chapter 11 filing subsidiaries (collectively, the “Debtors”) for the period beginning July 22, 2022 and ending October 14, 2022 (dollars in thousands):
•	Operating receipts: $247,576;
•	Total disbursements: $589,961;
•	Net cash flow: $(344,516);
•	ABL Tranche A Borrowings (Paydown): $(10,904);
•	DIP Borrowings, net of fees: $198,000; and
•	Total cash held by the Debtors (end of period): $42,963.

The Cleansing Information included in this Current Report on Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this filing that address forecasts, activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to obtain bankruptcy court approval with respect to motions in the bankruptcy petitions, the effects of the bankruptcy petitions on the Company and on the interests of various constituents, bankruptcy court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general, the length of time the Company will operate under the bankruptcy petitions, risks associated with third-party motions in the bankruptcy petitions, the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s Class A common stock and the ability of the Company to remain listed on NYSE as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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Non-GAAP Financial Measures

The Cleansing Information includes certain non-GAAP financial measures, such as net cash flow, that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. The Company believes that the use of net cash flow provides an additional tool for investors in evaluating the liquidity of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. To the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2022

REVLON, INC.

By:	/s/ Victoria Dolan
Victoria Dolan
Chief Financial Officer

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Victoria Dolan
Victoria Dolan
Chief Financial Officer

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